                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 19, 2004


                                Youbet.com, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                        0-26015                    95-4627253
-----------------                ---------------            ------------------
 (State or other                  (Commission               (I.R.S. Employer
 jurisdiction of                  File Number)               Identification No.)
  incorporation)



               5901 De Soto Avenue, Woodland
                     Hills, California                              91367
              --------------------------------                   ----------
         (Address of principal executive offices)                (Zip Code)


                                 (818) 668-2100
                             -----------------------
              (Registrant's telephone number, including area code)

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ITEM 5.           OTHER EVENTS

On February 23, 2004, Youbet.com, Inc. announced that it had settled both the Delaware Chancery Court proceedings concerning Youbet's definitive proxy statement first mailed to stockholders on or about August 25, 2003 (for a subsequently postponed annual meeting) and the related arbitration proceedings concerning the warrant to acquire Youbet common stock held by ODS Technologies, a subsidiary of Gemstar-TV Guide International, which does business as TVG Networks. A copy of the press release announcing this settlement is attached hereto as Exhibit 99.1, and a copy of the Settlement Agreement is attached hereto as Exhibit 10.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Exhibits:

                           3.1      Amended and Restated Bylaws of Youbet.com,
                                    Inc.

                           10.1 Settlement Agreement, dated as of February 19, 2004, by and between Youbet.com, Inc. and ODS Technologies, L.P. d/b/a TVG Network and, solely for the purposes of Section 2.2(a), Charles F. Champion

                           10.2     Form of Amendment to Supplement to
                                    Employment Agreement

                           99.1     Press Release, dated February 23, 2004


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               YOUBET.COM, INC.





Date:  February 23, 2004              By:      /S/ CHARLES CHAMPION
                                           -------------------------------------
                                           Charles Champion
                                           President and Chief Executive Officer